CORTECH, INC.
                                 376 MAIN STREET
                                   P.O. BOX 74
                          BEDMINSTER, NEW JERSEY 07921
                                 (908) 234-1881

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 18, 2004

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cortech, Inc. (the "Company") will be held on Tuesday, May 18, 2004 at 8:30 a.m., local time, at the Company's offices located at, 376 Main Street, Bedminster, New Jersey 07921 for the purpose of considering and acting upon the following matters:

     1. To elect five directors to serve until the next Annual Meeting.

     2. To ratify the selection of PricewaterhouseCoopers LLP as Independent Auditors of the Company for the fiscal year ended December 31, 2004.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment(s), postponement(s) or continuation(s) thereof.

     Only stockholders of record and their proxies at the close of business on April 28, 2004, are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments, postponements or continuations thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours by any stockholder for any purposes germane to the meeting, at the Company's offices at 376 Main Street, Bedminster, New Jersey 07921, for a period of at least ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person, however, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose. If you attend the Annual Meeting, you may vote in person even though you returned a Proxy.

                                  By Order of the Board of Directors

                                  /s/ Paul O. Koether
                                  -----------------------------
                                  Paul O. Koether
                                  Chairman and President

Date: May 3, 2004
                             YOUR VOTE IS IMPORTANT

     In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed Proxy as promptly as possible and return it in the enclosed envelope.

                                  CORTECH, INC.
                                 376 MAIN STREET
                                   P.O. BOX 74
                          BEDMINSTER, NEW JERSEY 07921
                                 (908) 234-1881
                            ------------------------

                     PROXY STATEMENT FOR THE ANNUAL MEETING
                                  MAY 18, 2004

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     This Proxy Statement is being furnished to the stockholders of Cortech, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies, in the form enclosed, by the Board of Directors of the Company, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, May 18, 2004, at 8:30 a.m. at the Company's office located at, 376 Main Street, Bedminster, New Jersey 07921, and at any and all adjournments, postponements or continuations thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's telephone number is (908) 234-1881.

     These proxy solicitation materials are first being mailed on or about May 3, 2004 to all stockholders entitled to vote at the Annual Meeting.

Voting Rights and Solicitation of Proxies

     Only stockholders of record or their duly appointed proxies at the close of business on April 28, 2004 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 3,595,780 shares of the Company's common stock, $.002 par value per share (the "Common Stock"), were issued and outstanding. The presence, either in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting.

     Holders of Common Stock are entitled to one vote, in person or by proxy, for each share of Common Stock owned on the Record Date.

     Valid proxies will be voted in accordance with the instructions indicated thereon. Absent instructions to the contrary, shares represented by valid proxies will be voted; (a) FOR Proposal 1 to elect as directors the five nominees listed under the caption "Election of Directors" and; (b) FOR Proposal 2 to ratify PricewaterhouseCoopers LLP as Independent Auditors for the fiscal year ended December 31, 2004. No other business is expected to come before the Annual Meeting but should any other matter requiring a vote of stockholders properly arise, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matter.

     Execution of the enclosed proxy card will not prevent a stockholder from attending the Annual Meeting and voting in person. Any proxy may be revoked at any time prior to the exercise thereof by delivering a written revocation or a new proxy bearing a later date to the Secretary of the Company, 376 Main Street, Bedminster, New Jersey 07921, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, however, in and of itself constitute revocation of a proxy.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

     Abstentions and broker "non-votes" are included in the determination of the number of shares present at the meeting for quorum purposes. An abstention will have the same effect as a negative vote, but broker "non-votes" are not counted in the tabulations of the votes cast on proposals presented to stockholders because shares held by a broker are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     Five directors are to be elected to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. Unless otherwise indicated, the persons named in the enclosed form of proxy will vote FOR each nominee named below. The persons nominated for election have agreed to serve if elected, and management has no reason to believe that such nominees will be unable to serve. However, in the event that any of such nominees becomes unable or unwilling to accept nomination or election as a result of an unexpected occurrence, the shares represented by the enclosed proxy will be voted for the election of such substitute nominee as management may propose. The affirmative vote of a plurality of the shares present and entitled to vote at the meeting will be necessary for a nominee to be elected as a director. Abstentions and broker non-votes will have no effect in the election of directors.

     Set forth below is biographical information for the persons nominated for election to the Board of Directors including information furnished by them as to their principle occupations at present and for the past five years, certain directorships held by each, their ages as of May 3, 2004 and the year in which each director became a director of the Company.

Nominees for Directors

     Paul O. Koether, 67, Chairman and Director of the Company since September 1998 and President of the Company since October 2003, is principally engaged in the following businesses: (i) as Chairman and a director of Kent Financial Services, Inc. ("Kent") since July 1987 and President and general partner from 1990 until December 31, 2003, when it was dissolved, of Shamrock Associates, an investment partnership which was the principal stockholder of Kent and (ii) various positions with affiliates of Kent, including Chairman from 1990 to 2004 and a registered representative since 1989 of T. R. Winston & Company, LLC. ("Winston"), a retail broker dealer. Mr. Koether is also the President of Asset Value Management, Inc. ("AVM"), a wholly owned subsidiary of Kent. AVM is the sole general partner of Asset Value Fund Limited Partnership ("AVFLP") founded in 1991 to provide investment advisory services. Mr. Koether also has been Chairman since April 1988, President from April 1989 to February 1997 and director since March 1988 of Pure World, Inc., ("Pure World") and since December 1994 has been a director and since January 1995 has been Chairman of Pure World's wholly-owned subsidiary, Pure World Botanicals Inc.("PWBI") a manufacturer and distributor of natural products. He is also Chairman and a director of Pure World's principal stockholder, Sun Equities Corporation,
("Sun") a private company. From July 1992 to January 2000, Mr. Koether was Chairman of Golf Rounds.com, Inc. ("Golf Rounds") currently a non-operating company.

     James L. Bicksler, Ph.D., 66, Director of the Company since September 1998, is a Professor of Finance and Economics, School of Business, Rutgers University, where he has been since 1969.

     Diarmuid F. Boran, 44, Director of the Company since May 2003. Mr. Boran has been President and Chief Executive Officer of Radian Pharmaceuticals, Inc., since December 2003. He has also been an independent consultant to the pharmaceutical industry since January 2003 and for the periods from April to October 2001 and from January to March 1999. From October 2001 to December 2002, Mr. Boran was employed by EMD Pharmaceuticals, Inc., an affiliate of Merck KGaA, Darmstadt, Germany, most recently as Leader, Oncology Licensing and Business Development. From May 2000 to September 2000 Mr. Boran served as Senior Vice President, Business Development for DJ Pharma, Inc. which was then acquired by Biovail Pharmaceuticals, Inc. Mr. Boran served as Senior Vice President, Business Development for Biovail until April 2001. From April 1999 to February 2000 he was Senior Vice President, Business Management for Quintiles, Inc., a contract research organization. And from August 1993 to December 1998, Mr. Boran was employed by the Company principally as Vice President, Corporate Development and Planning.

     Sheri Perge Stettner, 46, Director of the Company since November 1999, is a Vice President at Wachovia in the Agency Lending Group. In this role since May 2001, Ms. Perge Stettner directs the correspondent program on behalf of Wachovia's Agency Lending Group. Between December 1996 and March 2001, Ms. Perge Stettner served with GE Capital Real Estate as Director of Loan Acquisition and Director of Marketing. Prior to GE Capital, she held several positions with Crown NorthCorp and it's predecessor NorthCorp Realty Advisors, Inc. from March

1990 through December 1996. These positions included Director of Contracting, Senior Marketing Manager and Director of Corporate Marketing.

     Qun Yi Zheng, Ph.D., 46, Director of the Company since August 2000, has been with Pure World and PWBI since March 1996, as President since December 2003, and Executive Vice President from 1996 to December 2003. From November 2000 to November 2003, Dr. Zheng was a director of Kent. From January 1995 to March 1996, Dr. Zheng was Technical Manager at Hauser Nutraceuticals, a division of Hauser Chemicals, Inc., a manufacturer and distributor of nutraceuticals.

Board Meetings and Committees

     During the fiscal year ended December 31, 2003, the Board of Directors held 4 meetings. The Board currently has an Audit Committee composed of Ms. Perge Stettner, as Chairman and Dr. Bicksler. The Audit Committee meets with the
Company's independent auditors at least quarterly to review the Company's internal controls, accounting practices and procedures, and results of operations. The Audit Committee is responsible for recommending to the Board the independent auditors to be retained. The Audit Committee held four meetings during 2003. The Board also has a Compensation Committee composed of Dr. Bicksler, as Chairman and Ms. Perge Stettner. The Compensation Committee is responsible for reviewing and determining compensation. The Compensation Committee did not meet during 2003. The Company does not currently have a nominating committee.

     During the year ended December 31, 2003, each Board member attended all of the meetings of the Board and of the committees on which they served, held during the period for which each was a director or committee member, respectively, except Dr. Zheng who missed one Board Meeting and Dr. Bicksler who missed one Audit Committee meeting.

Audit Committee Financial Expert

     The Board of Directors of the Company has determined that Sheri Perge Stettner is an audit committee financial expert as that term is defined under SEC rules and that Ms. Perge Stettner is independent, as the term is used in
Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

Director's Fees

     Directors who are not employees of the Company receive a monthly fee of $500 plus $1,000 for each day of attendance at board and committee meetings and $500 for each day of attendance telephonically at board and committee meetings. During 2003, the Company paid directors fees in the aggregate amount of approximately $35,000.

                                   PROPOSAL 2
              RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP ("PWC") served as the Company's independent public auditors for the fiscal year ended December 31, 2003, and the Board of Directors, upon the recommendation of the Audit Committee, has appointed PWC to be the Company's independent auditors for 2004. Although not required to do so, upon the recommendation of the Audit Committee, the Board is submitting to the shareholders for ratification at this meeting the appointment of PWC as its independent auditors for 2004. The Company expects that the stockholders will approve this proposal, but if the proposal is not approved, the Board will revisit its decision to appoint PWC as the Company's independent auditors for 2004. It is not expected that a representative of PWC will be present at the Annual Meeting.

     The Board recommends that you vote FOR the ratification of PWC as the Company's independent auditors for 2004.

     The services to be provided by PWC in 2004 will include performing the audit of the 2004 financial statements and reviewing quarterly reports. PWC, a nationally known firm, has no direct or indirect interest in the Company.

Audit Fees

     The aggregate fees billed to the Company by PWC for professional services rendered for the audit of the Company's annual financial statements for 2003 and the reviews of the financial statements included in the Company's Forms 10-QSB for 2003 were approximately $22,000.

     The aggregate fees billed to the Company by PWC for professional services rendered for the audit of the Company's annual financial statements for 2002 and the reviews of the financial statements included in the Company's Forms 10-QSB for 2002 were approximately $19,000.

Tax Fees And All Other Fees

     PWC did not render any tax compliance, tax advice or tax planning services, or any other services to the Company during 2003 or 2002 and accordingly the Company was not billed any other fees.

                             AUDIT COMMITTEE REPORT

     The Audit Committee consists of two directors, each of whom is independent as that term is defined in Rule 4200 (a)(14) of the National Association of Securities Dealers' Marketplace Rules. A brief description of the responsibilities of the Audit Committee is set forth above under the caption "Board Meetings and Committees." A copy of the Audit Committee Charter is attached hereto in Appendix A.

     The Audit Committee has received and discussed the Company's audited financial statements for fiscal 2003 with the management of the Company. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (as modified and supplemented). The Company also has received the written disclosure and letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (as modified and supplemented), and has discussed with PricewaterhouseCoopers LLP its independence.

     Based on the review and discussions referred to above the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                                           The  Audit  Committee
                                               Sheri  Perge  Stettner,  Chairman
                                                       James  L. Bicksler, Ph.D.

                              BENEFICIAL OWNERSHIP

Security Ownership of Officers, Directors, Nominees and Certain Stockholders

     The following table sets forth the beneficial ownership of Common Stock of the Company as of the March 31, 2004, by each person who was known by the Company to beneficially own more than 5% of the Common Stock, by each current director and Nominee, each Named Executive Officer, and by all current directors and executive officers as a group:

                                         Number of Shares          Approximate
        Name and Address of              of Common Stock             Percent
          Beneficial Owner            Beneficially Owned (1)        of Class
          ----------------            ----------------------        --------


     Asset Value Fund Limited               1,696,220                47.17%
     Partnership (2)
     376 Main Street
     PO Box 74
     Bedminster, NJ 07921

     Paul O. Koether (2)                    1,877,520 (3)            50.8%
     211 Pennbrook Road
     PO Box 97
     Far Hills, NJ 07931

     James L. Bicksler                         20,000                    *
     96 Inwood Ave
     Upper Montclair, NJ 07043

     Diarmuid F. Boran                            404                    *
     7533 Silver View Lane
     Raleigh, NC 27613

     Sheri Perge Stettner                      22,000                    *
     12630 Breckenridge
     Dallas, TX 75230

     Qun Yi Zheng                              20,000                    *
     375 Huyler Street
     South Hackensack, NJ 07606

                                         Number of Shares          Approximate
        Name and Address of              of Common Stock             Percent
          Beneficial Owner            Beneficially Owned (1)        of Class
          ----------------            ----------------------        --------


     Sue Ann Merrill (2)                    1,746,220 (3)            47.9%
     376 Main Street
     PO Box 74
     Bedminster, NJ 07921

     Biotechnology Value Fund                 725,606 (4)           20.18%
     227 West Monroe Street
     Suite 4800
     Chicago, IL 60606

     All directors and officers             1,989,924               52.29%
     as a group (6 persons)
     -----------------------------------
     * Represents less than one percent.

     (1) This table is based upon information supplied by the Company's officers, directors and principal stockholders and Form 4's filed with the Securities Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 3,595,780 shares outstanding on March 31, 2004, adjusted as required by rules promulgated by the SEC. Included in such number of shares beneficially owned are shares subject to options currently exercisable or becoming exercisable within 60 days:
          Paul O. Koether (100,000); James L. Bicksler (20,000); Sheri Perge Stettner (20,000); Qun Yi Zheng (20,000); Sue Ann Merrill (50,000); and all directors and executive officers as a group (210,000).

     (2) The sole general partner of Asset Value Fund Limited Partnership ("Asset Value") is Asset Value Management, Inc. ("AVM"), a Delaware corporation and wholly-owned subsidiary of Kent Financial Services Inc. ("Kent"), a Delaware corporation. Mr. Koether is the Chairman and President of Kent and the President of AVM. Ms. Merrill is the Assistant Secretary and Assistant Treasurer of AVM and Secretary of Kent.

     (3) Includes 1,696,220 shares held by Asset Value. Mr. Koether, and Ms. Merrill disclaim beneficial ownership of those shares.

     (4) According to Form 4 filed on December 10, 2001 on behalf of Biotechnology Value Fund L.P., Biotechnology Value Fund II L.P., BVF Partners L.P., BVF, Inc., and BVF Investments L.L.C. (collectively "Biotechnology Value Fund").

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act as amended and the regulations and rules promulgated thereunder require that the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Principal Owners"), (i) file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the National Association of Securities Dealers and (ii) furnish copies of these filings to the Company.

     Based solely on the Company's review of the copies of such forms it has received and representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all its officers, directors and Principal Owners complied with all filing requirements applicable to them with respect to transactions during 2003.

                             EXECUTIVE COMPENSATION

     The table below sets forth for the fiscal years ended December 31, 2003, 2002 and 2001, the compensation of the Company's Chief Executive Officer and its other Executive Officer of the Company or with annual compensation in excess of $100,000 ("Named Executive Officers").



                           Summary Compensation Table
                                                                            Long-Term Compensation
                                          Annual Compensation                        Award
                              -----------------------------------------    --------------------------
                                                                           Securities
Name and                                                   Other Annual    Underlying     All Other
Principal Position            Year     Salary     Bonus    Compensation      Options     Compensation
------------------            ----     ------     -----    ------------      -------     ------------


Paul O. Koether (1)           2003     $   -      $   -      $    -              -           $   -
 Chief Executive              2002         -          -           -              -               -
 Officer and                  2001         -          -           -              -               -
 Chairman of the Board

Sue Ann Merrill (1)           2003     $   -      $   -      $    -              -           $   -
 Chief Financial Officer      2002         -          -           -              -               -
 Treasurer and Secretary      2001         -          -           -              -               -
 (Principal Financial and
 Accounting Officer)




(1) Mr. Koether and Ms. Merrill were elected to their current positions on September 20, 1998 and receive no compensation or fees for their services.

Stock Option and Stock Appreciation Rights; Grants and Exercises

     No options or stock appreciation rights were granted to the Named Executive Officers in 2001, 2002 or 2003.

     The table below contains information concerning the fiscal year-end value of unexercised options held by the Named Executive Officers. No options were exercised by any Named Executive Officer in 2003.

                                      Fiscal Year-End Options Values
                          ------------------------------------------------------
                             Number of Securities        Value of Unexercised
                            Underlying Unexercised            In-the-Money
                             Options at 12/31/03          Options at 12/31/03
                          Exercisable/Unexercisable    Exercisable/Unexercisable
                          -------------------------    -------------------------
     Name
     ----

     Paul O. Koether             100,000  /   -                $ -  /   -
     Sue Ann Merrill              50,000  /   -                  -  /   -

     The Company has no long-term incentive plans. The Company has no employment agreements or change in control arrangements with any Named Executive Officer.

Equity Compensation Plan Information

     The  following  table  shows   information  with  respect  to  each  equity
compensation plan under which the Company's Common Stock is authorized for issuance as of the end of fiscal year 2003.



                        Number of Securities         Weighted-average        Number of Securities remaining
                         to be issued upon          exercise price of         available for future issuance
                            exercise of                outstanding              under equity compensation
                        outstanding options,        options, warrants          plans (excluding securities
                        warrants and rights             and rights              reflected in column (a))
                             Column (a)                 Column (b)                     Column (c)
                             ----------                 ----------                     ----------

Equity
compensation plans
approved by
security holders                465,202                    $  5.62                       149,082

Equity
compensation plans
not approved by
security holders                 12,834                       7.50                             -
                              ---------                    -------                     ---------

Total                           478,036                    $  5.67                       149,082
                              =========                    =======                     =========


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


Management Fee

     A management fee of $15,000 per month is paid to Asset Value Fund Limited Partnership for management services performed for the Company. Management services include, among other things, SEC filings, negotiations, evaluating merger and acquisition proposals, licensing, accounting and shareholder relations. The Company believes that the management fee is materially less than the cost for the Company to perform these services.

                             STOCKHOLDERS' PROPOSALS

     Any stockholder who desires to present proposals to the next annual meeting and to have such proposals set forth in the proxy statement mailed in conjunction with such annual meeting must submit such proposals to the Company not later than December 16, 2004. All stockholder proposals must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission.

                             ADDITIONAL INFORMATION

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 accompanies this Proxy Statement.

     Your cooperation in promptly marking, signing, dating and mailing the enclosed proxy card will be greatly appreciated.

                                        By Order of the Board of Directors



                                       /s/ Paul O. Koether
                                       ---------------------------------
                                       Paul O. Koether
                                       Chairman and President

Dated: May 3, 2004

                                                                     APPENDIX A

                      CORTECH, INC. AUDIT COMMITTEE CHARTER
                      -------------------------------------

                                  Introduction
                                  ------------

     This Audit Committee Charter ("Charter") has been adopted by the Board of Directors (the "Board") of Cortech, Inc. (the "Company"). The Audit Committee of the Board (the "Committee") shall review and reassess this Charter annually and recommend any proposed changes to the Board for approval.

     The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board.

     The membership of the Committee shall consist of at least two directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of NASDAQ.

     The Committee shall maintain free and open communication with the independent auditors, and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee at Company expense may retain outside counsel, auditors or other advisors as the Committee may deem appropriate.

     One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO and the lead independent audit partner.

     The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors and management.

                                Responsibilities

     Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

     a. Recommending to the Board the independent auditors to be retained (or nominated for stockholder approval) to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the stockholders.

     b. Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

     c. Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity or independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

     d. Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, pricing of securities held by the Company, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB and any Annual Report to Shareholders.

     e. Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

     f. Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

     g. Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's Quarterly Reports on Form 10-QSB prior to their filing, (2) earnings announcements prior to release (if practicable), and (3) the results of the review of any such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair, either in person or by telephone.)

     h. Discussing with management, and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.

     i. Discussing with management and/or Company counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

     j. Reviewing management "conflict of interest" transactions.

     The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does. Accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its stockholders and others.

Proxy - Cortech, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS, MAY 18, 2004


The undersigned hereby appoints Paul O. Koether and Sue Ann Merrill, or either of them, as proxies with full power of substitution to vote all shares of common stock, par value $.002 per share, of Cortech, Inc. which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Cortech, Inc. to be held on Tuesday, May 18, 2004 and at any adjournment(s), postponement(s) or continuation(s) thereof. The proxies are instructed on the reverse side. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment(s), postponement(s) or continuation(s) thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH OF THE PERSONS NAMED HEREON AS A DIRECTOR, "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS AND "FOR" SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE. BY MARKING, SIGNING, DATING AND RETURNING THIS PROXY, THE UNDERSIGNED HEREBY REVOKES ALL PRIOR PROXIES.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                 (continued and to be signed on the other side)

A   Election of Directors
1. To elect the nominees whose names appear below as directors until the next Annual Meeting or until their successors are duly elected and qualified. The Board of Directors recommends a vote FOR the listed nominees.

[  ]    FOR nominees listed below (except as marked to the contrary below)

[  ]    WITHHOLD AUTHORITY to vote for nominee(s) listed below

        ---------------------------------------------------------

               Nominees:                 Paul O. Koether
                                         James L. Bicksler, Ph.D.
                                         Diarmuid F. Boran
                                         Sheri Perge Stettner
                                         Qun Yi Zheng, Ph.D.

B   Issues
The Board of Directors recommends a vote FOR the following proposal.

2. To ratify the selection of PricewaterhouseCoopers LLP as Independent Auditors of the Company for the fiscal year ended December 31, 2004.

[  ]    FOR

[  ]    AGAINST

[  ]    ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed hereon by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2. A proxy submitted which either gives no direction or which "abstains" on all issues, will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
IMPORTANT: Signature(s) should agree with name(s) as printed on this proxy. When shares are held by Joint Tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature                                 Date                     , 2004
          --------------------------------     --------------------
           Signature and title or authority

Signature                                 Date                     , 2004
          --------------------------------     --------------------
           Signature if held jointly